SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                           FORM 8-K/A

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                         August 2, 1999
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        Date of Report (Date of earliest event reported)


                AMERICAN RESOURCES OFFSHORE, INC.
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          (f/k/a/American Resources of Delaware, Inc.)
     (Exact name of Registrant as specified in its charter)


                            Delaware
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         (State or other jurisdiction of incorporation)


         0-21472                            86-0713506
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(Commission File Number)      (IRS Employer Identification No.)

     160 Morgan Street
     P. O. Box 87
     Versailles, Kentucky                            40383
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(Address of principal executive offices)          (Zip Code)


                          (606)873-5455
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      (Registrant's Telephone Number, including Area Code)


                         Not Applicable
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  (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 5.   Other Events.

          This current report on Form 8-K/A amends the current report on Form 8-K filed by the Registrant on August 6, 1999 (the "Form 8-K"). On August 2, 1999, the Registrant entered into a Purchase and Sale Agreement with Fidelity Oil Holdings, Inc. (the "Purchase Agreement") and an Investment Agreement with Blue Dolphin Exploration Company (the "Investment Agreement"). The Registrant's entrance into the Purchase Agreement and the Investment Agreement was inadvertently filed under Item 2 of the Form 8-K.

          After the transactions contemplated by the Purchase Agreement and the Investment Agreement have been consummated, the Registrant will file a Form 8-K and report the consummation of such transactions under Item 2, along with the requisite pro forma financial information under Item 7.

Item 7.   Financial Statements and Exhibits.

          (b)  Pro Forma Financial Information. Not Applicable.

          (c)  Exhibits.

               Exhibit 10.98 Purchase and Sale Agreement between American Resources Offshore, Inc. and Fidelity Oil Holdings, Inc. (incorporated by reference to
                              Exhibit 10.98 to Registrant's Form
                              8-K filed on August 6, 1999).

               Exhibit 10.99  Investment Agreement between
                              American Resources Offshore, Inc.
                              and Blue Dolphin Exploration
                              Company (incorporated by reference
                              to Exhibit 10.99 to Registrant's
                              Form 8-K filed on August 6, 1999).


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERICAN RESOURCES OFFSHORE, INC.



                              By:  /s/Ralph A. Currie
                                  ------------------------------
                                   Ralph A. Currie

                              Its: Chief Financial Officer

Dated:   August 9, 1999
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                       INDEX TO EXHIBITS



     EXHIBIT             DESCRIPTION OF EXHIBIT
     -------             ----------------------

     Exhibit 10.98            Purchase and Sale Agreement between
                         American Resources Offshore, Inc. and
                         Fidelity Oil Holdings, Inc.
                         (incorporated by reference to Exhibit
                         10.98 to Registrant's Form 8-K filed on
                         August 6, 1999).

     Exhibit 10.99            Investment Agreement between
                         American Resources Offshore, Inc. and
                         Blue Dolphin Exploration Company
                         (incorporated by reference to Exhibit
                         10.99 to Registrant's Form 8-K filed on
                         August 6, 1999).